                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                DECEMBER 2, 2002


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                      001-14256                13-3869719
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On December 2, 2002, Westport Resources Corporation, a Nevada corporation, issued a press release announcing its capital budget, 2003 guidance and an update on hedging activities. The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                    EXHIBIT
                    NUMBER                          EXHIBIT
                    -------                         -------

                     99.1 Press release dated December 2, 2002 entitled "Westport Announces Capital Budget, 2003 Guidance and Update on Hedging Activities."



                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTPORT RESOURCES CORPORATION


Date:  December 2, 2002                 By:    /s/ Lon McCain
                                               --------------------------------
                                        Name:  Lon McCain
                                        Title: Vice President, Chief Financial
                                               Officer and Treasurer



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                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER                              EXHIBIT
      ------                              -------
       99.1*         Press release dated December 2, 2002 entitled "Westport
                     Announces Capital Budget, 2003 Guidance and Update on
                     Hedging Activities."

         *Filed herewith.